UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 March 22, 2007


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                333-31931                             13-3961898
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        (Commission File Number)           (IRS Employer Identification No.)

  3029 West Muhammad Ali Boulevard
  Louisville, Kentucky                                            40212
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

      Reference is made to the Current Reports on Form 8-K filed with the Securities and Exchange Commission on March 21, 2007 (the "Initial Form 8-Ks") by North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc., the corporate parent of NATC ("NAHC," and, together with NATC, the "Companies"), announcing the Companies' evaluation of a potential exchange (the "Exchange Transaction") of NAHC's outstanding 12.25% Senior Discount Notes due 2014 (the "HoldCo Notes"), which were issued pursuant to that certain Indenture, dated as of February 17, 2004, between NAHC and Wells Fargo Bank Minnesota, National Association, a national banking association ("Wells Fargo"), as Indenture Trustee, and a majority of NATC's outstanding 9.25% Senior Notes due 2012 (the "OpCo Notes"), which were issued pursuant to that certain Indenture, dated as of February 17, 2004, among NATC, the guarantors listed on the signature pages thereto and Wells Fargo, as Indenture Trustee, for new second lien secured notes of NATC (the "Second Lien Notes").

      Since the filing of the Initial Form 8-Ks, additional holders of OpCo Notes have agreed in principle to participate in the Exchange Transaction. As of the date of this filing, holders of 76.9% of the aggregate amount outstanding of the HoldCo Notes and 54.84% of the aggregate amount outstanding of the OpCo Notes have entered into written agreements in principle to participate in the Exchange Transaction on substantially the terms set forth in the Indicative Summary of Terms and Conditions (the "Term Sheet"), which is attached as Exhibit
99.1 to the Initial Form 8-Ks. As set forth in the Term Sheet, holders of not more than 55% of the outstanding OpCo Notes may participate in the Exchange Transaction. However, there can be no assurance that this process will result in a definitive transaction, or as to the final terms thereof, or any other financial recapitalization transaction by the Companies.

      The foregoing discussion of the Term Sheet is qualified in its entirety by reference to the full text of the Term Sheet, which is attached as Exhibit 99.1 to the Initial Form 8-Ks and is incorporated herein by reference.

      Any offering or issuance of the Second Lien Notes will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under, or an applicable exemption from the registration requirements of, such Act.

      The Companies caution the reader that certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and other important factors. The Companies' actual future results, performance or achievement of results may differ materially from any such results, performance or achievement implied by these statements. Among the factors that could affect the Companies' actual results and could cause results to differ from those anticipated in the forward-looking statements contained herein is the Companies' ability to comply with certain financial covenants contained in its Financing Agreement, its ability to implement its business strategy successfully, which may be dependent on business, financial and other factors beyond the Companies' control, including, among others, federal, state and/or local regulations and taxes, competitive pressures, prevailing changes in


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consumer preferences, consumer acceptance of new product introductions and other marketing initiatives, market acceptance of the Companies' current distribution programs, access to sufficient quantities of raw material or inventory to meet any sudden increase in demand, disruption to historical wholesale ordering patterns, product liability litigation and any disruption in access to capital necessary to achieve the Companies' business strategy. The Companies caution the reader not to put undue reliance on any forward-looking statements. In addition, the Companies do not have any intention or obligation to update the forward-looking statements in this document. The Companies claim the protection of the safe harbor for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934. Reference is made to Item 1A, "Risk Factors," in the Companies' Annual Reports on Form 10-K for the year ended December 31, 2005.























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTH ATLANTIC TRADING COMPANY, INC.


                                    By:   /s/ Brian C. Harriss
                                         -------------------------------------
                                    Name:  Brian C. Harriss
                                    Title: Senior Vice President and Chief
                                           Financial Officer


Date: March 23, 2007


















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